UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2026

Hepion Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36856	46-2783806
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Identification No.)

34 Shrewsbury Ave., Suite 1D

Red Bank, NJ 07701

(Address of principal executive offices)

(732) 902-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	HEPA	OTC QB

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 25, 2026, Hepion Pharmaceuticals, Inc. (the “Company”) entered into securities purchase agreements (the “Agreements”) with certain accredited investors (the “Investors”) pursuant to which the Company agreed to sell and issue to the Investors in a private placement offering (the “Offering”), an aggregate offering of 8,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”) and warrants to purchase 8,000,000 shares of Common Stock (the “Warrants”) at an offering price of $0.05 per share for gross proceeds of $400,000. The Warrants are exercisable at an exercise price of $0.06 per share for five (5) years from the date of issuance.

The Common Stock and Warrants are being offered in reliance upon the exemption from the registration requirement of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and/or Rule 506(b) of Regulation D promulgated thereunder, and applicable state securities laws. The issuance of the Common Stock and Warrants has not been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

The Agreements contain customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, other obligations of the parties and termination provisions.

The foregoing descriptions of the Agreement and the Warrant do not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement and the Warrant, copies of which are filed as Exhibit 10.1 and Exhibit 4.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sale of Equity Securities.

The information set forth above under Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

4.1	Form of Warrant (incorporated by reference to Exhibit 4.1 filed on Form 8-K on August 4, 2026)
10.1	Form of Securities Purchase Agreement (incorporated by reference to Exhibit 10.1 filed on Form 8-K on August 4, 2026).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2026	Hepion Pharmaceuticals, Inc.

	By:	/s/ Gary Stetz
Gary Stetz
Interim Chief Executive Officer

-3-